Exhibit 99.1




                               CENDANT CORPORATION
                               UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS


The accompanying unaudited pro forma consolidated financial statements of Cendant Corporation ("Cendant" or the "Company") give effect to the proposed disposition of the Company's Fleet management segment. PHH Corporation ("PHH"), a wholly-owned subsidiary of the Company has executed an agreement with Avis Rent A Car, Inc. ("Avis") pursuant to which Avis will acquire the net assets of the Company's Fleet management segment for $1.44 billion in assumed intercompany debt of PHH Holdings, a wholly-owned subsidiary of PHH, which will then be subsequently repaid to PHH and the issuance of $360 million in convertible preferred stock of Avis Fleet Leasing and Management Corporation ("Avis Fleet"), a wholly-owned subsidiary of Avis. The unaudited pro forma consolidated financial statements also give effect to the use of proceeds from the disposition of the Company's Fleet management segment for : (i) the purchase of 50 million shares of Cendant common stock, par value $ .01 per share ("Shares"), pursuant to a tender offer by Cendant Stock Corporation, a wholly-owned subsidiary of the Company, to purchase such shares from existing shareholders of the Company (the "Offer") and (ii) the repayment of debt under management and mortgage programs (collectively, the "Transactions"). The unaudited pro forma information assumes that shares of Cendant common stock are purchased by Cendant Stock Corporation pursuant to the Offer at prices of $19.75 per share and $22.50 per share, respectively. Currently, Cendant beneficially owns approximately 19% of Avis' outstanding Class A common stock and accounts for such investment utilizing the equity method. The unaudited pro forma consolidated balance sheet as of March 31, 1999 is presented as if the Transactions had occurred on March 31, 1999. The unaudited pro forma consolidated statements of income for the year ended December 31, 1998 and for the three months ended March 31, 1999 are presented as if the Transactions had occurred on January 1, 1998. Such financial statements do not purport to present the results of operations of Cendant had the disposition of the Company's Fleet management segment occurred on the dates specified nor are they necessarily indicative of the operating results that may be achieved in the future.

The accompanying Unaudited Pro Forma Consolidated Financial Statements of Cendant are based on certain assumptions and adjustments described in the Notes thereto, and should be read in conjunction therewith and with the consolidated financial statements and related notes thereto of Cendant, as included in Cendant's (i) Annual Report on Form 10K/A for the year ended December 31, 1998, which was filed with the Securities and Exchange Commission (the "Commission") on May 13, 1999; and (ii) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999, which was filed with the Commission on May 17, 1999.

                               CENDANT CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                                  (IN MILLIONS)

                                                                      Assuming a $19.75 Purchase Price
                                                                      --------------------------------
                                                 Historical            Pro Forma
                                                 Cendant              Adjustments           Pro Forma
                                               -------------         ----------------     -------------
Assets
Current Assets
   Cash and cash equivalents                   $       520.7         $    1,390.0 (B)     $       520.7
                                                                         (1,390.0)(C)
   Receivables, net                                  1,600.8               (504.5)(A)           1,096.3
   Deferred membership commission costs                252.5                 -                    252.5
   Deferred income taxes                               302.7                (14.8)(A)             287.9
   Other current assets                                874.5                (19.2)(A)             855.3
   Net assets of discontinued operations                61.8                   -                   61.8
                                               -------------         -------------        -------------

Total current assets                                 3,613.0               (538.5)              3,074.5
                                               -------------         -------------        -------------

   Property and equipment, net                       1,399.9                (96.9)(A)           1,303.0
   Franchise agreements, net                         1,353.4                 -                  1,353.4
   Goodwill, net                                     3,874.7               (181.0)(A)           3,693.7
   Other intangibles, net                              734.2                (47.4)(A)             686.8
   Other assets                                        698.4                 (4.9)(A)           1,053.5
                                                                            360.0 (B)
                                               -------------         ------------         -------------
Total assets exclusive of assets
   under programs                                   11,673.6               (508.7)             11,164.9
                                               -------------         ------------         -------------

Assets under management and mortgage programs
   Net investment in leases and leased vehicles      3,873.5             (3,873.5)(A)                -
   Relocation receivables                              620.9                 -                    620.9
   Mortgage loans held for sale                      1,955.6                 -                  1,955.6
   Mortgage servicing rights                           743.5                 -                    743.5
                                               -------------         -------------        -------------

                                                     7,193.5             (3,873.5)              3,320.0
                                               -------------         -------------        -------------

Total assets                                   $    18,867.1         $   (4,382.2)        $    14,484.9
                                               =============         =============        =============



See notes to unaudited pro forma  consolidated financial statements.

                               CENDANT CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                       (IN MILLIONS, EXCEPT SHARE AMOUNTS)



                                                                      Assuming a $19.75 Purchase Price
                                                                      --------------------------------
                                                 Historical            Pro Forma
                                                 Cendant              Adjustments           Pro Forma
                                               -------------         ----------------     -------------
Liabilities and shareholders' equity
Current liabilities
  Accounts payable and other current
  liabilities                                  $     1,585.2          $     (852.2)(A)    $      744.4
                                                                              11.4 (B)
     Deferred income                                 1,342.1                 (23.1)(A)         1,319.0
                                               -------------          -------------       ------------

Total current liabilities                            2,927.3                (863.9)            2,063.4
                                               -------------          ------------        ------------

     Deferred income                                   234.7                   -                 234.7
     Long-term debt                                  3,357.7                 (20.8)(A)         3,336.9
     Deferred income taxes                              38.2                  33.9 (B)            64.3
                                                                              (7.8)(A)
     Other non-current liabilities                      86.4                     -                86.4
     Deferred gain                                       -                   180.9 (B)           180.9
                                               -------------          -------------       ------------

Total liabilities exclusive of liabilities
   under programs                                    6,644.3                (677.7)            5,966.6
                                               -------------          -------------       ------------

Liabilities under management and mortgage
   programs                                                               (3,022.0)(A)
       Debt                                          6,327.3                (402.5)(C)         2,902.8
                                               -------------          -------------       ------------


       Deferred income taxes                           328.6                (130.4)(A)           198.2
                                               -------------          -------------       ------------

Mandatorily redeemable preferred securities
   issued by subsidiary                              1,473.5                    -              1,473.5


Shareholders' equity
  Preferred stock, $.01 par value - authorized
    10 million shares; none issued and outstanding       -                      -                  -
  Common stock, $.01 par value - authorized
    2 billion shares; issued 863,046,029                 8.6                    -                  8.6
  Additional paid-in capital                         3,960.3                  15.9 (B)         3,976.2
  Retained earnings                                  1,842.2                 776.5 (B)         2,618.7
  Accumulated other comprehensive loss                (120.2)                 45.5 (A)           (74.7)
  Treasury stock, at cost, 85.3 million shares -
    historical and 135.3 million shares
      - pro forma                                   (1,597.5)               (987.5)(C)        (2,585.0)
                                                -------------         ------------        ------------

Total shareholders' equity                           4,093.4                (149.6)            3,943.8
                                                ------------          -------------       ------------

Total liabilities and shareholders' equity      $   18,867.1          $   (4,382.2)       $   14,484.9
                                                ============          =============       ============


See notes to unaudited pro forma  consolidated financial statements.

                               CENDANT CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)



                                                                      Assuming a $19.75 Purchase Price
                                                                      --------------------------------
                                                 Historical            Pro Forma
                                                 Cendant              Adjustments           Pro Forma
                                               -------------         ----------------     -------------

Revenues
  Membership and service fees, net              $   4,883.5          $      (293.9)(A)    $     4,613.2
                                                                              23.6 (D)
  Fleet leasing (net of depreciation
    and interest costs of $1,279.4 - historical)       88.7                  (88.7)(A)           -
  Other                                               114.4                   18.0 (E)            130.4
                                                                               4.5 (F)
                                                                              (6.5)(G)
                                                -----------          --------------       -------------

Net revenues                                        5,086.6                 (343.0)             4,743.6
                                                -----------          --------------       -------------

Expenses
  Operating                                         1,721.5                 (91.6)(A)           1,629.9
  Marketing and reservation                         1,158.5                 (20.3)(A)           1,138.2
  General and administrative                          648.7                 (94.2)(A)             554.5
  Depreciation and amortization                       314.0                 (22.2)(A)             291.8
  Other charges
    Litigation settlement                             351.0                   -                   351.0
    Termination of proposed acquisitions              433.5                   -                   433.5
    Executive terminations                             52.5                   -                    52.5
    Investigation-related costs                        33.4                   -                    33.4
    Merger-related costs and other unusual
      charges (credits)                               (67.2)                  1.3 (A)             (65.9)
    Financing costs                                    35.1                   -                    35.1
  Interest, net                                       113.9                  (3.7)(A)             110.2
                                                -----------         --------------        -------------

Total expenses                                      4,794.9                (230.7)              4,564.2
                                                -----------         --------------        -------------

Income from continuing operations before
  income taxes and minority interest                  291.7                 (112.3)               179.4
Provision for income taxes                             95.4                  (36.8)(H)             58.6
Minority interest, net of tax                          50.6                   -                    50.6
                                                -----------         ---------------       -------------

Income from continuing operations               $     145.7         $        (75.5)       $        70.2
                                                -----------         ---------------       -------------

Per Share Information:
  Income from continuing operations
    Basic                                       $     0.17                                $        0.09
    Diluted                                     $     0.16                                $        0.08

  Weighted Average Shares
    Basic                                            848.4                   (50.0)(C)            798.4
    Diluted                                          880.4                   (50.0)(C)            830.4




See notes to unaudited pro forma  consolidated financial statements.

                               CENDANT CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)



                                                                      Assuming a $19.75 Purchase Price
                                                                      --------------------------------
                                                 Historical            Pro Forma
                                                 Cendant              Adjustments           Pro Forma
                                               -------------         ----------------     ------------

Revenues
  Membership and service fees, net             $     1,247.9         $        (81.0) (A)  $   1,172.6
                                                                                5.7  (D)
  Fleet leasing (net of depreciation
    and interest costs of $326.4 -
      historical)                                       18.6                  (18.6) (A)          -
  Other                                                 38.4                    4.5  (E)         41.5
                                                                                1.1  (F)
                                                                               (2.5) (G)
                                               -------------         ---------------      -----------

Net revenues                                         1,304.9                  (90.8)          1,214.1
                                               -------------         ---------------      -----------

Expenses
  Operating                                            432.4                  (30.4) (A)        402.0
  Marketing and reservation                            262.2                   (5.0) (A)        257.2
  General and administrative                           160.6                  (24.7) (A)        135.9
  Depreciation and amortization                         91.0                   (8.1) (A)         82.9
  Other charges
    Termination of proposed acquisition                 7.0                    -                  7.0
    Investigation-related costs                         1.7                    -                  1.7
    Merger-related costs and other unusual
      charges (credits)                                (1.3)                   -                 (1.3)
  Interest, net                                        48.3                    (0.8) (A)         47.5
                                               -------------         --------------        ----------
Total expenses                                      1,001.9                   (69.0)            932.9
                                               -------------         ---------------       ----------

Income from continuing operations before
  income taxes and minority interest                  303.0                   (21.8)            281.2
Provision for income taxes                            106.5                    (7.7) (H)         98.8
Minority interest, net of tax                          15.1                    -                 15.1
                                               -------------         --------------       -----------

Income from continuing operations              $      181.4          $        (14.1)      $     167.3
                                               ------------          --------------       -----------

Per Share Information:
  Income from continuing operations
    Basic                                      $       0.23                               $      0.22
    Diluted                                    $       0.22                               $      0.21

  Weighted Average Shares
    Basic                                             800.1                   (50.0) (C)        750.1
    Diluted                                           854.4                   (50.0) (C)        804.4




See notes to unaudited pro forma  consolidated financial statements.

                               CENDANT CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                                  (IN MILLIONS)


                                                                      Assuming a $22.50 Purchase Price
                                                                      --------------------------------
                                                 Historical            Pro Forma
                                                 Cendant              Adjustments           Pro Forma
                                               -------------         ----------------     -------------

Assets
Current Assets
   Cash and cash equivalents                   $       520.7         $    1,390.0 (B)     $       520.7
                                                                         (1,390.0)(C)
   Receivables, net                                  1,600.8               (504.5)(A)           1,096.3
   Deferred membership commission costs                252.5                 -                    252.5
   Deferred income taxes                               302.7                (14.8)(A)             287.9
   Other current assets                                874.5                (19.2)(A)             855.3
   Net assets of discontinued operations                61.8                    -                  61.8
                                               -------------         ------------         -------------

Total current assets                                 3,613.0               (538.5)              3,074.5
                                               -------------         ------------         -------------

   Property and equipment, net                       1,399.9                (96.9)(A)           1,303.0
   Franchise agreements, net                         1,353.4                    -               1,353.4
   Goodwill, net                                     3,874.7               (181.0)(A)           3,693.7
   Other intangibles, net                              734.2                (47.4)(A)             686.8
   Other assets                                        698.4                 (4.9)(A)           1,053.5
                                                                            360.0 (B)
                                               -------------         -------------        -------------

Total assets exclusive of assets under programs     11,673.6               (508.7)             11,164.9
                                               -------------         ------------         -------------

Assets under management and mortgage programs
   Net investment in leases and leased vehicles      3,873.5             (3,873.5)(A)                -
   Relocation receivables                              620.9                    -                 620.9
   Mortgage loans held for sale                      1,955.6                    -               1,955.6
   Mortgage servicing rights                           743.5                    -                 743.5
                                               -------------         ------------         -------------

                                                     7,193.5             (3,873.5)              3,320.0
                                               -------------         ------------         -------------

Total assets                                   $    18,867.1         $   (4,382.2)        $    14,484.9
                                               =============         ============         =============




See notes to unaudited pro forma  consolidated financial statements.

                               CENDANT CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                       (IN MILLIONS, EXCEPT SHARE AMOUNTS)


                                                                      Assuming a $22.50 Purchase Price
                                                                      --------------------------------
                                                 Historical            Pro Forma
                                                 Cendant              Adjustments           Pro Forma
                                               -------------         ----------------     -------------

Liabilities and shareholders' equity
Current liabilities
  Accounts payable and other current
    liabilities                                $     1,585.2         $     (852.2) (A)    $      744.4
                                                                             11.4  (B)
  Deferred income                                    1,342.1                (23.1) (A)         1,319.0
                                               -------------         -------------        ------------

Total current liabilities                            2,927.3               (863.9)             2,063.4
                                               -------------         -------------        ------------

  Deferred income                                      234.7                   -                 234.7
  Long-term debt                                     3,357.7                (20.8) (A)         3,336.9
  Deferred income taxes                                 38.2                 33.9  (B)            64.3
                                                                             (7.8) (A)
  Other non-current liabilities                         86.4                   -                  86.4
  Deferred gain                                          -                  180.9  (B)           180.9
                                                ------------         -------------        ------------


Total liabilities exclusive of liabilities
  under programs                                     6,644.3               (677.7)             5,966.6
                                                ------------         ------------         ------------

Liabilities under management and mortgage
  programs
    Debt                                             6,327.3             (3,022.0) (A)         3,040.3
                                                                           (265.0) (C)
                                                ------------         -------------        ------------

    Deferred income taxes                              328.6               (130.4) (A)           198.2
                                                ------------         -------------        ------------

Mandatorily redeemable preferred securities
    issued by subsidiary                             1,473.5                   -               1,473.5


Shareholders' equity
  Preferred stock, $.01 par value -authorized
    10 million shares; none issued and outstanding       -                     -                  -
  Common stock, $.01 par value - authorized
    2 billion shares; issued 863,046,029                 8.6                   -                   8.6
  Additional paid-in capital                         3,960.3                 15.9  (B)         3,976.2
  Retained earnings                                  1,842.2                776.5  (B)         2,618.7
  Accumulated other comprehensive loss                (120.2)                45.5  (A)           (74.7)
  Treasury stock, at cost, 85.3 million shares -
    historical and 135.3 million shares
    - pro forma                                     (1,597.5)            (1,125.0) (C)        (2,722.5)
                                                -------------        ------------         ------------

Total shareholders' equity                           4,093.4               (287.1)             3,806.3
                                                ------------         ------------         ------------

Total liabilities and shareholders' equity      $   18,867.1         $   (4,382.2)        $   14,484.9
                                                ============         =============        ============




See notes to unaudited pro forma  consolidated financial statements.

                               CENDANT CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                      Assuming a $22.50 Purchase Price
                                                                      --------------------------------
                                                 Historical            Pro Forma
                                                 Cendant              Adjustments           Pro Forma
                                               -------------         ----------------     -------------

Revenues
  Membership and service fees, net             $   4,883.5           $    (293.9) (A)     $     4,605.2
                                                                            15.6  (D)
  Fleet leasing (net of depreciation
    and interest costs of $1,279.4 - historical)      88.7                 (88.7) (A)             -
  Other                                              114.4                  18.0  (E)             130.4
                                                                             4.5  (F)
                                                                            (6.5) (G)
                                               -----------           ------------         -------------

Net revenues                                       5,086.6                (351.0)               4,735.6
                                               -----------           ------------         -------------

Expenses
  Operating                                        1,721.5                 (91.6) (A)           1,629.9
  Marketing and reservation                        1,158.5                 (20.3) (A)           1,138.2
  General and administrative                         648.7                 (94.2) (A)             554.5
  Depreciation and amortization                      314.0                 (22.2) (A)             291.8
  Other charges
    Litigation settlement                            351.0                   -                    351.0
    Termination of proposed acquisitions             433.5                   -                    433.5
    Executive terminations                            52.5                   -                     52.5
    Investigation-related costs                       33.4                   -                     33.4
    Merger-related costs and other unusual
      charges (credits)                              (67.2)                  1.3  (A)             (65.9)
    Financing costs                                   35.1                   -                     35.1
  Interest, net                                      113.9                  (3.7) (A)             110.2
                                               -----------           ------------         -------------

Total expenses                                     4,794.9                (230.7)               4,564.2
                                               -----------           ------------         -------------

Income from continuing operations before
  income taxes and minority interest                 291.7                (120.3)                 171.4
Provision for income taxes                            95.4                 (39.4) (H)              56.0
Minority interest, net of tax                         50.6                   -                     50.6
                                               -----------           ------------         -------------

Income from continuing operations              $     145.7           $     (80.9)         $        64.8
                                               -----------           ------------         -------------

Per Share Information:
  Income from continuing operations
    Basic                                      $      0.17                                $        0.08
    Diluted                                    $      0.16                                $        0.08

  Weighted Average Shares
    Basic                                            848.4                 (50.0) (C)             798.4
    Diluted                                          880.4                 (50.0) (C)             830.4


See notes to unaudited pro forma  consolidated financial statements.

                               CENDANT CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                      Assuming a $22.50 Purchase Price
                                                                      --------------------------------
                                                 Historical            Pro Forma
                                                 Cendant              Adjustments           Pro Forma
                                               -------------         ----------------     -------------

Revenues
  Membership and service fees, net             $    1,247.9           $     (81.0) (A)    $    1,170.7
                                                                              3.8  (D)
  Fleet leasing (net of depreciation
    and interest costs of $326.4 - historical)         18.6                 (18.6) (A)            -
  Other                                                38.4                   4.5  (E)            41.5
                                                                              1.1  (F)
                                                                             (2.5) (G)
                                               ------------           ------------        ------------

Net revenues                                        1,304.9                 (92.7)             1,212.2
                                               ------------           ------------        ------------

Expenses
  Operating                                           432.4                 (30.4) (A)           402.0
  Marketing and reservation                           262.2                  (5.0) (A)           257.2
  General and administrative                          160.6                 (24.7) (A)           135.9
  Depreciation and amortization                        91.0                  (8.1) (A)            82.9
  Other charges
    Termination of proposed acquisition                 7.0                   -                    7.0
    Investigation-related costs                         1.7                   -                    1.7
    Merger-related costs and other unusual
      charges (credits)                                (1.3)                  -                   (1.3)
  Interest, net                                        48.3                  (0.8) (A)            47.5
                                               ------------           ------------        ------------

Total expenses                                      1,001.9                 (69.0)               932.9
                                               ------------           ------------        ------------

Income from continuing operations before
  income taxes and minority interest                  303.0                 (23.7)               279.3
Provision for income taxes                            106.5                  (8.3) (H)            98.2
Minority interest, net of tax                          15.1                   -                   15.1
                                               ------------           ------------        ------------

Income from continuing operations              $      181.4           $     (15.4)        $      166.0
                                               ------------           ------------        ------------

Per Share Information:
  Income from continuing operations
    Basic                                      $       0.23                               $       0.22
    Diluted                                    $       0.22                               $       0.21

  Weighted Average Shares
    Basic                                             800.1                 (50.0) (C)           750.1
    Diluted                                           854.4                 (50.0) (C)           804.4



See notes to unaudited pro forma consolidated financial statements.

                               CENDANT CORPORATION
                          NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                  (Dollars in millions, unless otherwise noted)


(A) The pro forma balance sheet adjustments reflect the elimination of the historical balance sheet amounts and operating results of the Company's Fleet management segment.

(B) The pro forma adjustments reflect the consideration to be received from Avis in connection with the disposition of the Company's Fleet management segment and the anticipated gain on disposition, which is calculated as follows:

         Gross cash proceeds                                          $  1,440.0
         Avis Fleet series A cumulative participating 5%
           redeemable convertible preferred stock
           (7.2 million shares)                                            360.0
                                                                      ----------
         Total consideration                                             1,800.0

         Historical net book value of Fleet management segment             731.4
         Transaction costs (i)                                              65.9
         Income taxes payable (ii)                                          11.4
         Deferred tax liabilities (ii)                                      33.9
                                                                      ----------
         Anticipated gain on disposition                                   957.4
         Less: Deferred gain on disposition (iii)                          180.9
                                                                      ----------
         Anticipated gain on disposition to be recognized upon
           consummation (iv)                                          $    776.5
                                                                      ==========

        (i) Consists of: (a) $50.0 of cash payments made for professional fees and bonuses directly related to the Transactions; and (b) a $15.9 charge to equity for the accelerated vesting of Cendant stock options held by employees of the Company's Fleet management segment.

        (ii) Reflects the anticipated income tax effects from the disposition of the Company's Fleet management segment.

        (iii) Reflects a deferral of 18.9% of the anticipated gain on disposition, which is equivalent to the Company's common stock investment in Avis.

        (iv) The anticipated gain on the disposition of the Company's Fleet management segment is reflected as a pro forma adjustment to retained earnings in the unaudited pro forma consolidated balance sheet as of March 31, 1999, and is not included in the unaudited pro forma consolidated statements of income.

(C) The pro forma adjustment reflects the utilization of $1,390.0 of net proceeds ($1,440.0 gross proceeds less $50.0 of transaction costs) to repurchase 50.0 million shares of Company common stock pursuant to the Offer and the remaining proceeds used to repay debt under management and mortgage programs.

         The utilization of proceeds at the assumed purchase prices of Cendant common stock is as follows:

                                                                        At $19.75            At $22.50
                                                                       ----------            ---------
         Purchase of 50.0 million shares of Cendant common stock       $    987.5            $ 1,125.0

         Repayment of debt under management
             and mortgage programs                                          402.5                265.0
                                                                       ----------            ---------
         Net proceeds                                                  $  1,390.0            $ 1,390.0
                                                                       ==========            =========

(D) The pro forma income statement adjustment reflects a reduction of interest expense from the assumed repayment of debt used to finance assets under management and mortgage programs (See Note C). The interest rate for the three months ended March 31, 1999 and the year ended December 31, 1998 was 5.71% and 5.87%, respectively, the weighted average interest rates in effect for such periods. The reduction of interest expense is calculated as follows:

                                                                   Year ended
                                                                December 31, 1998
                                                            At $19.75       At $22.50
                                                          Purchase Price  Purchase Price
                                                          --------------  --------------
         Repayment of debt under management
           and mortgage programs                            $   402.5      $    265.0
         Weighted average annual interest rate                   5.87%           5.87%
                                                            ---------      ----------
         Pro Forma Adjustment                               $    23.6      $     15.6
                                                            ==========     ==========


                                                                Three months ended
                                                                  March 31, 1999
                                                            At $19.75       At $22.50
                                                          Purchase Price  Purchase Price
                                                          --------------  --------------
         Repayment of debt under management
           and mortgage programs                            $   402.5      $    265.5
         Weighted average annual interest rate                   5.71%           5.71%
                                                            ---------      ----------
         Annualized amount                                  $    23.0      $     15.1
                                                            ----------     ----------
         Pro Forma Adjustment                               $     5.7      $      3.8
                                                            ==========     ==========


(E) The pro forma income statement adjustment reflects the preferred stock dividend payable from Avis Fleet to Cendant on the $360.0 of Avis Fleet series A cumulative participating convertible preferred stock at a rate of 5% per annum.

(F) The pro forma income statement adjustment reflects the recognition of a proportional amount of the deferred gain on disposition of the Company's Fleet management segment to Avis. The deferred gain is recognized into income over forty years, which is consistent with the period in which Avis is expected to amortize the goodwill generated from their purchase of the Company's Fleet management segment.

(G) The pro forma income statement adjustment represents Cendant's equity interest in Avis' pro forma change in their historical earnings giving effect to Avis' acquisition of the Company's Fleet management segment. The pro forma adjustment was determined as follows:


                                                                 Year ended        Three months ended
                                                              December 31, 1998      March 31, 1999
                                                            --------------------   ------------------
         Historical net income of Avis                         $    63.5              $    15.2
         Avis' pro forma income available to
          common shareholders giving effect
          to Avis' acquisition of the Company's Fleet
          management segment                                        34.8                    2.8
                                                               ---------              ---------
         Pro forma differences                                      28.7                   12.4
         Cendant's weighted equity ownership percentage
          in Avis                                                 22.74%                 20.00%
                                                               ---------             ----------
         Pro forma adjustment                                  $     6.5             $      2.5
                                                               =========             ==========

(H) The pro forma adjustment reflects the income tax effects related to the disposition of the Company's Fleet management segment. The pro forma effective tax rate approximates the historical effective tax rate of Cendant.